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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               SEPTEMBER 20, 2001



                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)




         MASSACHUSETTS                    0-14680               06-1047163
(State or other jurisdiction of  (Commission file number)     (IRS employer
 incorporation or organization)                           identification number)


               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (617) 252-7500


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ITEM 5.  OTHER EVENTS.

       As reported on our current report on Form 8-K dated August 6, 2001 (filed August 22, 2001), on August 6, 2001 we entered into an Agreement and Plan of Merger with Novazyme Pharmaceuticals, Inc. ("Novazyme") to effect a business combination through the merger of a wholly-owned subsidiary of ours with and into Novazyme.

       We are filing this report to include the unaudited pro forma combined financial information which describes the pro forma effect of our planned acquisition of Novazyme on the unaudited statements of operations for the six months ended June 30, 2001 and the year ended December 31, 2000 and the unaudited balance sheet as of June 30, 2001 of both Genzyme Corporation and Genzyme General, the division to which we will allocate the assets and liabilities and operations of Novazyme.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits:

       2 Agreement and Plan of Merger, dated as of August 6, 2001, among Genzyme Corporation, Rodeo Merger Corp. and Novazyme Pharmaceuticals, Inc. Attached as Exhibit 2.1 to Genzyme's Current Report on Form 8-K dated August 6, 2001 filed with the SEC on August 22, 2001 and incorporated herein by reference.

       99.1 Unaudited pro forma combined financial information which describes the pro forma effect of our planned acquisition of Novazyme on the unaudited statements of operations for the six months ended June 30, 2001 and the year ended December 31, 2000 and the unaudited balance sheet as of June 30, 2001 of both Genzyme Corporation and Genzyme General, the division to which we will allocate the assets and liabilities and operations of Novazyme. Filed herewith.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GENZYME CORPORATION



Dated: September 20, 2001                By: /s/ MICHAEL S. WYZGA
                                            ------------------------------------
                                            Michael S. Wyzga
                                            Senior Vice President, Finance and
                                            Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT
  NO.       DESCRIPTION
-------     -----------

   2 Agreement and Plan of Merger, dated as of August 6, 2001, among Genzyme Corporation, Rodeo Merger Corp. and Novazyme
            Pharmaceuticals, Inc. Attached as Exhibit 2.1 to Genzyme's Current Report on Form 8-K dated August 6, 2001 filed with the SEC on August 22, 2001 and incorporated herein by reference.

  99.1 Unaudited pro forma combined financial information which describes the pro forma effect of our planned acquisition of Novazyme on the unaudited statements of operations for the six months ended June 30, 2001 and the year ended December 31, 2000 and the unaudited balance sheet as of June 30, 2001 of both Genzyme Corporation and Genzyme General, the division to which we will allocate the assets and liabilities and operations of Novazyme. Filed herewith.